Exhibit 4.6
SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of April 5th, 2006, among AutoNation, Inc., a Delaware corporation (the “Company”), the Guarantors listed as signatories hereto (the “Guarantors”), and Wells Fargo Bank, N.A., a national banking association, as trustee (the “Trustee”).
     WHEREAS, the Company, has heretofore executed and delivered to the Trustee an Indenture (the “Indenture”), dated as of August 10, 2001 (and supplemented as of April 30, 2002, November 7, 2002, March 29, 2004 and November 3, 2005), providing for the issuance of 9% Senior Notes due 2008;
     WHEREAS, Section 9.2 of the Indenture provides that the Company, the Guarantors and the Trustee may amend the Indenture with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes;
     WHEREAS, the Company has distributed an Offer to Purchase and Consent Solicitation Statement, dated March 10, 2006 (the “Statement”), and accompanying Letter of Transmittal and Consent (the “Letter of Transmittal”) to the Holders of the Notes in connection with proposed amendments to the Indenture, as further described in the Statement (the “Proposed Amendments”), that provide for, among other things, elimination from the Indenture of most of the restrictive covenants and events of default;
     WHEREAS, the Holders of at least a majority of the outstanding principal amount of the Notes not owned by the Company or any of its affiliates have consented to the Proposed Amendments; and
     WHEREAS, the Company and the Guarantors desire to amend the Indenture, as set forth in Section 2 hereof; and
     WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and the Guarantors.
     NOW, THEREFORE, the Company, the Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes as follows:
     1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2. Amendments
          (a) The following Sections of the Indenture, and any corresponding provisions in the Notes, are hereby deleted in their entirety and replaced with “[Intentionally Omitted.]”:

Indenture Section Number	Caption
Section 4.3	Reports
Section 4.4	Compliance Certificate
Section 4.5	Taxes

Indenture Section Number	Caption
Section 4.6	Stay, Extension and Usury Laws
Section 4.7	Limitation on Restricted Payments
Section 4.8	Limitation on Dividend and Other Payment
Restrictions Affecting Restricted Subsidiaries
Section 4.9	Limitation on Indebtedness
Section 4.11	Limitation on Transactions with Affiliates
Section 4.12	Limitation on Liens
Section 4.13	Limitation on Unrestricted Subsidiaries
Section 4.14	Corporate Existence
Section 4.16	Limitations on Guarantees of Indebtedness by
Restricted Subsidiaries
          (b) Clauses (2) and (3) of Section 5.1 of the Indenture, and any corresponding provisions in the Notes, are hereby deleted and replaced with “[Intentionally Omitted.]”
          (c) Clauses (3)(a), (4), (6), (7), (8) and (9) of Section 6.1 of the Indenture are hereby deleted and replaced with “[Intentionally Omitted.]”
          (d) Any definitions used exclusively in the provisions of the Indenture or Notes that are deleted pursuant to paragraphs (a), (b) and (c) of this Section 2, and any definitions used exclusively within such definition, are hereby deleted in their entirety from the Indenture and the Notes.
          (e) Any and all references in the Indenture and the Notes to clauses, Sections or other terms or provisions of the Indenture or Notes referred to in paragraphs (a), (b), (c) and (d) of this Section 2 or that have been otherwise deleted pursuant to this Supplemental Indenture and any and all obligations thereunder related solely to such clauses, Sections, terms or provisions are hereby deleted throughout the Indenture and the Notes, and shall be of no further force and effect.
     3. Effect of Supplemental Indenture. From and after the Amendment Operative Date (as defined below), the Indenture shall be amended and supplemented in accordance herewith. Each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Indenture as amended and supplemented by this Supplemental Indenture unless the context otherwise requires. The Indenture as amended and supplemented by this Supplemental Indenture shall be read, taken and construed as one and the same instrument, and every Holder heretofore or hereafter authenticated and delivered under the Indenture as supplemented by this Supplemental Indenture shall be bound thereby.
     4. Existing Indenture Remains in Full Force and Effect. Except as amended and supplemented by this Supplemental Indenture, all provisions in the Indenture shall remain in full force and effect
     5. Severability. In case any provision of this Supplemental Indenture is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.
     6. Successors. All agreements of the Company and the Guarantors in this Supplemental Indenture will bind their respective successors. All agreements of the Trustee in this Supplemental Indenture will bind the Trustee’s successor.

     7. Effectiveness. This Supplemental Indenture shall become effective and binding on the Company, the Guarantors and the Trustee upon the execution and delivery by the parties to this Supplemental Indenture; provided, however, that this Supplemental Indenture and the Proposed Amendments shall become operative, and the terms of the Indenture shall be amended, supplemented, modified or deleted hereby, in each case only upon the opening of business on the Acceptance Date, as defined in the Statement (the “Amendment Operative Date”).
     8. New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
     9. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     10. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
     11. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, legality or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.
[Signature Pages Follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

AUTONATION, INC.
By:	/s/
	Name:	Gordon E. Devens
	Title:	Vice President, Associate General Counsel

WELLS FARGO BANK, N.A., AS TRUSTEE
By:	/s/
Name:
Title:

GUARANTORS (listed on the following pages)
By:	/s/
	Name:	Gordon E. Devens
	Title:	Authorized Signatory

Exhibit 4.6

GUARANTORS
7 Rod Real Estate North, a Limited Liability Company
7 Rod Real Estate South, a Limited Liability Company
Abraham Chevrolet-Miami, Inc.
Abraham Chevrolet-Tampa, Inc.
ACER Fiduciary, Inc.
Al Maroone Ford, LLC
Albert Berry Motors, Inc.
Allison Bavarian
All-State Rent A Car, Inc.
American Way Motors, Inc.
AN Cadillac of WPB, LLC
AN California Region Management, LLC
AN Chevrolet — Arrowhead, Inc.
AN Chevrolet of Phoenix, LLC
AN CJ Valencia, Inc.
AN Corpus Christi Chevrolet, LP
AN Corpus Christi GP, LLC
AN Corpus Christi Imports Adv. GP, LLC
AN Corpus Christi Imports Adv., LP
AN Corpus Christi Imports GP, LLC
AN Corpus Christi Imports II GP, LLC
AN Corpus Christi Imports II, LP
AN Corpus Christi Imports, LP
AN Corpus Christi T. Imports GP, LLC
AN Corpus Christi T. Imports, LP
AN County Line Ford, Inc.
AN Dealership Holding Corp.
AN East Central Region Management, LLC
AN Florida Region Management, LLC
AN Fremont Luxury Imports, Inc.
AN Imports of Henderson, LLC
AN Imports of Lithia Springs, LLC
AN Imports of Reno, LLC
AN Imports on Weston Road, Inc.
AN Luxury Imports GP, LLC
AN Luxury Imports of Pembroke Pines, Inc.
AN Luxury Imports of Sarasota, Inc.
AN Luxury Imports, Ltd.
AN Motors of Delray Beach, Inc.
AN Motors of Scottsdale, LLC
AN Pontiac GMC Houston North GP, LLC
AN Pontiac GMC Houston North, LP
AN Texas Region Management, Ltd.
AN West Central Region Management, LLC
AN/CF Acquisition Corp.
AN/FGJE Acquisition Corp.
AN/FMK Acquisition Corp.
AN/GMF, Inc.
AN/MF Acquisition Corp.
AN/MNI Acquisition Corp.
AN/PF Acquisition Corp.

AN/STD Acquisition Corp.
Anderson Chevrolet
Anderson Chevrolet Los Gatos, Inc.
Anderson Cupertino, Inc.
Anderson Dealership Group
Appleway Chevrolet, Inc.
Atrium Restaurants, Inc.
Auto Ad Agency, Inc.
Auto Car, Inc.
Auto Holding Corp.
Auto Mission Ltd.
Auto West, Inc.
AutoNation Benefits Company, Inc.
AutoNation Corporate Management, LLC
AutoNation Dodge of Pembroke Pines, Inc.
AutoNation Enterprises Incorporated
AutoNation Financial Services Corp.
AutoNation Fort Worth Motors, Ltd.
AutoNation GM GP, LLC
AutoNation Holding Corp.
AutoNation Imports Northwest, Inc.
AutoNation Imports of Katy GP, LLC
AutoNation Imports of Katy, L.P.
AutoNation Imports of Lithia Springs, Inc.
AutoNation Imports of Longwood, Inc.
AutoNation Imports of Palm Beach, Inc.
AutoNation Imports of Winter Park, Inc.
AutoNation Midwest Management, LLC
AutoNation Motors Holding Corp.
AutoNation Motors of Lithia Springs, Inc.
AutoNation North Florida Management, LLC
AutoNation North Texas Management GP, LLC
AutoNation Northwest Management, LLC
AutoNation Orlando Venture Holdings, Inc.
AutoNation Park Association , Inc.
AutoNation Realty Corporation
AutoNation South Texas Management GP, LLC
AutoNation South Texas Management, LP
AutoNation Southwest Management, LLC
AutoNation USA of Perrine, Inc.
AutoNation V. Imports of Delray Beach, LLC
AutoNation Vermont, Inc.
AutoNationDirect.com, Inc.
Bankston Auto, Inc.
Bankston Chrysler Jeep of Frisco, L.P.
Bankston CJ GP, LLC
Bankston Ford of Frisco, Ltd. Co.
Bankston Nissan in Irving, Inc.
Bankston Nissan Lewisville GP, LLC
Bankston Nissan Lewisville, Ltd.
Bargain Rent-A-Car
Batfish, LLC
BBCSS, Inc.

Beach City Chevrolet Company, Inc.
Beacon Motors, Inc.
Bell Dodge, LLC
Bengal Motor Company, Ltd.
Bengal Motors, Inc.
Bill Ayares Chevrolet, LLC
Bledsoe Dodge, LLC
Bob Townsend Ford, Inc.
Body Shop Holding Corp.
BOSC Automotive Realty, Inc.
Brown & Brown Chevrolet — Superstition Springs, LLC
Brown & Brown Chevrolet, Inc.
Brown & Brown Nissan Mesa, LLC
Brown & Brown Nissan, Inc.
Buick Mart Limited Partnership
Bull Motors, LLC
C. Garrett, Inc.
Carlisle Motors, LLC
Carwell, LLC
Cerritos Body Works, Inc.
Cerritos Imports, Inc.
Champion Chevrolet, LLC
Champion Ford, Inc.
Charlie Hillard, Inc.
Charlie Thomas Chevrolet GP, LLC
Charlie Thomas Chevrolet, Ltd.
Charlie Thomas Chrysler-Plymouth, Inc.
Charlie Thomas Courtesy Leasing, Inc.
Charlie Thomas F. GP, LLC
Charlie Thomas Ford, Ltd.
Charlie Thomas’ Courtesy Ford, Ltd.
Charlie Thomas’ Courtesy GP, LLC
Chesrown Auto, LLC
Chesrown Chevrolet, LLC
Chesrown Collision Center, Inc.
Chesrown Ford, Inc.
Chevrolet World, Inc.
Chuck Clancy Ford of Marietta, LLC
Coastal Cadillac, Inc.
Consumer Car Care Corporation
Contemporary Cars, Inc.
Cook-Whitehead Ford, Inc.
Corporate Properties Holding, Inc.
Costa Mesa Cars, Inc.
Courtesy Auto Group, Inc.
Courtesy Broadway, LLC
Covington Pike Motors, Inc.
CT Intercontinental GP, LLC
CT Intercontinental, Ltd.
CT Motors, Inc.
D/L Motor Company
Deal Dodge of Des Plaines, Inc.
Dealership Properties, Inc.

Dealership Realty Corporation
Desert Buick-GMC Management Group, Inc.
Desert Buick-GMC Trucks, L.L.C.
Desert Chrysler-Plymouth, Inc.
Desert Dodge, Inc.
Desert GMC-East, Inc.
Desert GMC, LLC
Desert Lincoln-Mercury, Inc.
Dobbs Brothers Buick-Pontiac, Inc.
Dobbs Ford of Memphis, Inc.
Dobbs Ford, Inc.
Dobbs Mobile Bay, Inc.
Dobbs Motors of Arizona, Inc.
Dodge of Bellevue, Inc.
Don Mealey Chevrolet, Inc.
Don Mealey Imports, Inc.
Don-A-Vee Jeep Eagle, Inc.
Downers Grove Dodge, Inc.
Driver’s Mart Worldwide, Inc.
Eastgate Ford, Inc.
Ed Mullinax Ford, LLC
Edgren Motor Company, Inc.
El Monte Imports, Inc.
El Monte Motors, Inc.
Elmhurst Auto Mall, Inc.
Emich Chrysler Plymouth, LLC
Emich Dodge, LLC
Emich Oldsmobile, LLC
Emich Subaru West, LLC
Empire Services Agency, Inc.
Financial Services GP, LLC
Financial Services, Ltd.
First Team Automotive Corp.
First Team Ford of Manatee, Ltd.
First Team Ford, Ltd.
First Team Imports, Ltd.
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.
First Team Management, Inc.
First Team Premier, Ltd.
Fit Kit, Inc.
Florida Auto Corp.
Ford of Garden Grove Limited Partnership
Ford of Kirkland, Inc.
Fox Chevrolet, LLC
Fox Hyundai, Inc.
Fox Imports, LLC
Fox Motors, LLC
Fred Oakley Motors, Inc.
Ft. Lauderdale Nissan, Inc.
G.B. Import Sales & Service, LLC
Gene Evans Ford, LLC
George Sutherlin Nissan, LLC
Government Boulevard Motors, Inc.

Gulf Management, Inc.
Hayward Dodge, Inc.
Hillard Auto Group, Inc.
Hollywood Imports Limited, Inc.
Hollywood Kia, Inc.
Horizon Chevrolet, Inc.
House of Imports, Inc.
Houston Auto M. Imports Greenway, Ltd.
Houston Auto M. Imports North, Ltd.
Houston Imports Greenway GP, LLC
Houston Imports North GP, LLC
Hub Motor Company, LLC
Irvine Imports, Inc.
Irvine Toyota/Nissan/Volvo Limited Partnership
Jemautco, Inc.
Jerry Gleason Chevrolet, Inc.
Jerry Gleason Dodge, Inc.
Jim Quinlan Chevrolet Co.
Jim Quinlan Ford Lincoln-Mercury, Inc.
Joe MacPherson Ford
Joe MacPherson Imports No. I
Joe MacPherson Infiniti
Joe MacPherson Oldsmobile
John M. Lance Ford, LLC
J-R Advertising Company
J-R Motors Company North
J-R Motors Company South
JRJ Investments, Inc.
J-R-M Motors Company Northwest, LLC
Kenyon Dodge, Inc.
King’s Crown Ford, Inc.
Kirkland Pontiac-Buick-GMC, Inc.
L.P. Evans Motors WPB, Inc.
L.P. Evans Motors, Inc.
Lance Children, Inc.
Leesburg Imports, LLC
Leesburg Motors, LLC
Les Marks Chevrolet, Inc.
Lew Webb’s Ford, Inc.
Lew Webb’s Irvine Nissan, Inc.
Lewisville Imports GP, LLC
Lewisville Imports, Ltd.
Lexus of Cerritos Limited Partnership
Lot 4 Real Estate Holdings, LLC
MacHoward Leasing
MacPherson Enterprises, Inc.
Magic Acquisition Corp.
Marks Family Dealerships, Inc.
Marks Transport, Inc.
Maroone Chevrolet Ft. Lauderdale, Inc.
Maroone Chevrolet, LLC
Maroone Dodge, LLC
Maroone Ford, LLC

Maroone Management Services, Inc
Maroone Oldsmobile, LLC
MC/RII, LLC
Mealey Holdings, Inc.
Mechanical Warranty Protection, Inc.
Metro Chrysler Jeep, Inc.
Midway Chevrolet, Inc.
Mike Hall Chevrolet, Inc.
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.
Mike Shad Ford, Inc.
Miller-Sutherlin Automotive, LLC
Mission Blvd. Motors, Inc.
Mr. Wheels, Inc.
Mullinax East, LLC
Mullinax Ford North Canton, Inc.
Mullinax Ford South, Inc.
Mullinax Lincoln-Mercury, Inc.
Mullinax of Mayfield, LLC
Mullinax Used Cars, Inc.
Naperville Imports, Inc.
Newport Beach Cars, LLC
Nichols Ford, Ltd.
Nichols GP, LLC
Nissan of Brandon, Inc.
Northpoint Chevrolet, LLC
Northpoint Ford, Inc.
Northwest Financial Group, Inc.
Ontario Dodge, Inc.
Orange County Automotive Imports, LLC
Payton-Wright Ford Sales, Inc.
Peyton Cramer Automotive
Peyton Cramer Ford
Peyton Cramer Infiniti
Peyton Cramer Jaguar
Peyton Cramer Lincoln-Mercury
Pierce Automotive Corporation
Pierce, LLC
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.
Plains Chevrolet GP, LLC
Plains Chevrolet, Ltd.
PMWQ, Inc.
PMWQ, Ltd.
Port City Imports, Inc.
Port City Pontiac-GMC Trucks, Inc.
Prime Auto Resources, Inc.
Quality Nissan GP, LLC
Quality Nissan, Ltd.
Quinlan Motors, Inc.
R. Coop Limited
R.L. Buscher II, Inc.

R.L. Buscher III, Inc.
Real Estate Holdings, Inc.
Republic DM Property Acquisition Corp.
Republic Resources Company
Republic Risk Management Services, Inc.
Resources Aviation, Inc.
RI Merger Corp.
RI/ASC Acquisition Corp.
RI/BB Acquisition Corp.
RI/BBNM Acquisition Corp
RI/BRC Real Estate Corp.
RI/DM Acquisition Corp.
RI/Hollywood Nissan Acquisition Corp.
RI/LLC Acquisition Corp.
RI/LLC-2 Acquisition Corp.
RI/PII Acquisition Corp.
RI/RMC Acquisition GP, LLC
RI/RMC Acquisition, Ltd.
RI/RMP Acquisition Corp.
RI/RMT Acquisition GP, LLC
RI/RMT Acquisition, Ltd.
RI/WFI Acquisition Corporation
RII Management Company
Rosecrans Investments, LLC
Roseville Motor Corporation
RRM Corporation
RSHC, Inc.
Sahara Imports, Inc.
Sahara Nissan, Inc.
Saul Chevrolet, Inc.
SCM Realty, Inc.
Service Station Holding Corp.
Shamrock Ford, Inc.
Six Jays LLC
SMI Motors, Inc.
Smythe European, Inc.
Southwest Dodge, LLC
Spitfire Properties, Inc.
Spokane Mitsubishi Dealers Advertising Association, Inc.
Star Motors, LLC
Steakley Chevrolet GP, LLC
Steakley Chevrolet, Ltd.
Steeplechase Motor Company
Steve Moore Chevrolet Delray, LLC
Steve Moore Chevrolet, LLC
Steve Moore’s Buy-Right Auto Center, Inc.
Steve Rayman Pontiac-Buick-GMC-Truck, LLC
Stevens Creek Motors, Inc.
Sunrise Nissan of Jacksonville, Inc.
Sunrise Nissan of Orange Park, Inc.
Sunset Pontiac-GMC Truck South, Inc.
Sunset Pontiac-GMC, Inc.
Superior Nissan, Inc.

Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC
Sutherlin H. Imports, LLC
Sutherlin Imports, LLC
Sutherlin Nissan, LLC
Sutherlin Town Center, Inc.
Tartan Advertising, Inc.
Tasha Incorporated
Taylor Jeep Eagle, LLC
Team Dodge, Inc.
Terry York Motor Cars, Ltd.
Texan Ford Sales, Ltd.
Texan Ford, Inc.
Texan Lincoln-Mercury, Inc.
Texan Sales GP, LLC
Texas Management Companies LP, LLC
The Consulting Source, Inc.
The Pierce Corporation II, Inc.
Tinley Park A. Imports, Inc.
Tinley Park J. Imports, Inc.
Tinley Park V. Imports, Inc.
Torrance Nissan, LLC
Tousley Ford, Inc.
Town & Country Chrysler Jeep, Inc.
Toyota Cerritos Limited Partnership
Triangle Corporation
T-West Sales & Service, Inc.
Valencia B. Imports, Inc.
Valencia Dodge
Valencia H. Imports, Inc.
Valencia Lincoln-Mercury, Inc.
Valley Chevrolet, LLC
Vanderbeek Motors, Inc.
Vanderbeek Olds/GMC Truck, Inc.
Village Motors, LLC
Vince Wiese Chevrolet, Inc.
W.O. Bankston Lincoln-Mercury, Inc.
W.O. Bankston Nissan, Inc.
Wallace Dodge, LLC
Wallace Ford, LLC
Wallace Lincoln-Mercury, LLC
Wallace Nissan, LLC
Webb Automotive Group, Inc.
West Colton Cars, Inc.
West Side Motors, Inc.
Westgate Chevrolet GP, LLC
Westgate Chevrolet, Ltd.
Westmont A. Imports, Inc.
Westmont B. Imports, Inc.
Westmont M. Imports, Inc.
Woody Capital Investment Company II
Woody Capital Investment Company III
Working Man’s Credit Plan, Inc.
York Enterprises South, Inc.